Exhibit 10.3

THIS  LOAN  AGREEMENT  is  made  on  28  April  2005.

PARTIES:

OOOZAURALNEFTEGAZ,  a  limited  liability company incorporated under the laws of
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the  Russian  Federation  under  the  main  state  registration  number  (ORGN)
1024500513950, located at 27 Lenin Street, Kurgan, 640000, Kurgan Oblast, Russian Federation ("ZNG"); and

BALTIC PETROLEUM LIMITED, a company incorporated in England and Wales under
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company number 05303991 and whose registered office is at 18b Charles Street,
London W1J 5DU ("BP").

WHEREAS:

BP is willing to make available to ZNG a loan facility of US$1,267,860 upon and subject to the terms and conditions set out in this Agreement.

IT  IS  THEREFORE  AGREED  AS  FOLLOWS:

1.   DEFINITIONS
     For  the  purposes  of this Agreement the following definitions will apply:

     "ADVANCE" means any amount advanced or to be advanced by BP under the Loan;

     "AGREEMENT"  means  this  agreement;

     "AVAILABLE FACILITY" means the Commitment from time to time less the aggregate of each Advance then drawn down and outstanding;

     "COMMITMENT"  means  the  amount  of  US$1,267,860;

     "DRAWDOWN NOTICE" means a notice complying with clause 5 (Drawdown Notices) below;

     "EVENT OF DEFAULT" has the meaning given in clause 10 (Events of Default) below;

     "LOAN"  means  the  loan  made  available to ZNG under clause 2 (The Loan);

     "OPTION AGREEMENT" means the option agreement between Siberian Energy Group Inc. ("SEG") and BP of even date herewith; and

     "OUTSTANDING ADVANCES" means amounts drawn down under the Loan but not repaid.

2.   THE  LOAN

     BP hereby agrees to lend to ZNG, upon and subject to the terms of this Agreement, a loan in principal amount equal to the Commitment.

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3.   DRAWDOWN

3.1 Subject to clauses 4 (Term) and 10 (Conditions Precedent) below, BP shall make an Advance to ZNG subject to:

     (a) a Drawdown Notice in respect of such Advance having been received by BP;

     (b)  the  amount  of  the  Advance  does not exceed the Available Facility;

     (c) the representations and warranties referred to in clause 12 (Representations and Warranties) below would be true if repeated on the intended Drawdown Date; and

     (d)  no  Event  of  Default  has  occurred  and  is  continuing.

3.2 Each Advance shall be paid by BP direct to the following US$ denominated account:

     Corresponding  bank: The  Bank  of  New  York,  New  York  SWIFT  XXXXXXX

     Receiving  bank:     Commercial  Bank  Rosbank  890-0372-508  SWIFT XXXXX

     Payee:               Moscow  Branch  of  Rosbank  XXXXXXXXXXXXX

     Account  Name:       Zauralneftegaz

     Account  Number:     XXXXXXXXXXXXXX

     ZNG may only distribute the Advances to those persons and (where applicable) to those accounts set out in Schedule 2 to this Agreement. ZNG shall give payment instructions to the bank to act in accordance with the instructions set out in Schedule 2 to this Agreement.

3.3 ZNG shall be responsible for satisfying all requirements of Russian Federation law and regulation in respect of the Loan, each Advance and any matter contemplated by this Agreement and shall indemnify BP for any loss or damage (including legal fees) it may suffer as a result of the Loan, any Advance or this Agreement being in contravention of such law or regulation. ZNG shall provide to BP such information or documentation that it may from time to time request in writing to demonstrate that all requirements of Russian Federation law and regulation in respect of the Loan, each Advance and any other matter contemplated by this Agreement have been satisfied and that ZNG is in compliance with its obligations under this Agreement.

3.4 ZNG shall procure that in respect of each Advance a sum of 2% (or such other amount as may from time to time be stipulated by applicable Russian banking and currency control regulations) in respect thereof is placed in a special deposit account to satisfy Russian banking and currency control regulations (the "RETENTION REQUIREMENT").

4.   TERM

4.1 Subject to clauses 4.2 and 11, the Loan shall be available until 31 July 2005, following which all Outstanding Advances shall, together with accrued interest, be repaid by 31 October 2005.

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4.2  The  Loan  shall  cease to be available and all Outstanding Advances shall, together with accrued interest, be repaid immediately following Completion (as such term is defined in the Option Agreement).

5.   DRAWDOWN  NOTICES

5.1 Each Drawdown Notice must be in the form set out in Schedule 1 to this Agreement or in such other form as may be acceptable to BP and shall relate to only one of the purposes set forth in clause 8.1 for which the Advance will be
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utilized.  The Drawdown Notice shall specify the date upon which such Advance is to be made (the "DRAWDOWN DATE") and the amount of the Advance (which shall be the amount stated in the relevant sub-clause of clause 8.1 which sets out the purpose for which the Advance will be utilized and an amount in respect of the matters referred to in clause 8.2).

5.2 Unless otherwise agreed by BP, a Drawdown Notice must be received by BP not less than 10 days prior to the proposed Drawdown Date.

5.3 The Drawdown Date in respect of the amounts referred to at clause 8.1(d) shall be no earlier than the fifth from last day of the month to which the amounts relate.

6.   INTEREST  AND  DEFAULT  INTEREST

6.1 Interest will be charged on the Outstanding Advances at a rate per annum equivalent to 12% per annum. Interest will be calculated and accrue on a daily basis (calculated on a year of 365 days and the actual number of days elapsed) and will be payable on repayment of the Outstanding Advances.

6.2 In the event that any monies from time to time payable to BP hereunder are not paid on the due date, interest shall be payable on the amount due, from the date payment was due to the date payment is made, at a rate equivalent to 6%. Any such interest will be calculated and accrue on a daily basis.

7.   SECURITY

     The Loan shall initially be unsecured by ZNG, but BP reserves the right (at its sole discretion) to request security (in the form of fixed or floating charges (or the equivalent under the law of any applicable jurisdiction) over all or some of the assets and/or undertaking of ZNG, subject to such assets and undertaking being capable of being charged) at any time prior to any drawdown or whilst any monies remain outstanding under the Loan. BP agrees and acknowledges that any such security will or may rank after any security interests existing at such time and that the ability of ZNG to give such security may be subject to appropriate inter-creditor agreements or priority agreements being entered into with other lenders and/creditors of ZNG. If security is required by BP, ZNG shall grant the same as soon as shall reasonably be practicable thereafter. ZNG will pay BP's reasonable costs of putting such security in place, including the cost of negotiating and documenting such security.

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8.   PURPOSE

     The  Loan  shall  be  used  by  ZNG  as  follows:

     (a) US$375,000 towards the outstanding invoices due by ZNG to Basneftegeofizika in the total sum of US$588,856;

     (b) up to US$178,524 to discharge all sums outstanding due by ZNG to Bazhenov Expedition;

     (c) US$250,000 to be used by ZNG to account to OOO Business Standard, a Russian limited liability company, in respect of its services for coordinating the gathering of data and information on the various new exploration licences in the Kurgan region being considered by ZNG (there are initially proposed to be 3 licences in number in respect of areas which shall be designated by BP);

     (d) a payment on account of the salaries for each of the months of April, May, June and July 2005 for those employees identified to BP in the sum of US$42,000 per month (to include all applicable tax);

     (e) subject to clause 10.2, a further amount of US$250,000 shall be advanced to allow the payment to OOO Business Standard, a Russian limited liability company, of an additional payment equal to US$250,000;

     (f) US$15,148 to pay amounts owing to OOO Geo Data Consulting for supervisory control over gravimetric and seismic surveys performed by Bashneftegeofizika and Bazhenov Expedition; and

     (g) US$4,313 to discharge all sums outstanding to JSC Central Geophysical Expedition for preparation of costs estimate and technical plan for seismic works.

8.2 In addition to the purposes set out in clause 8.1, the following amounts shall be available under the Loan:

     (a) US$24,860 to be used to satisfy the Retention Requirement in respect of the Advances to be made hereunder; and

     (b) US$2,015 to allow for foreign exchange rate fluctuation and to cover for applicable bank charges in respect of the Advances to be made hereunder.

9.   REPAYMENT

     ZNG may repay in US$ all or any part (provided, in the case of part only, it is of an amount of not less than US$50,000) of the Outstanding Advances, together with accrued interest thereon, at any time upon giving not less than 10 days written notice to the BP. Any amounts repaid may not be reborrowed.

10.  CONDITIONS  PRECEDENT

10.1 No drawdown may be made until each of the following conditions shall have been satisfied (or waived by BP) or, if a drawdown shall previously have been made, no further drawdown may be made until (if applicable) the conditions in sub-clauses (f), (g) and (h) below shall have been satisfied (or waived by BP):

     (a) BP has received a copy, duly certified as being a true copy by the General Director of ZNG, of a resolution of the authorised body of ZNG (in terms satisfactory to BP) authorising ZNG to enter into and perform its obligations under this Agreement and authorising a person to execute this Agreement;

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     (b)  there shall have been received by BP this Agreement duly executed by a duly  authorised  person  for  and  on  behalf  of  ZNG;

     (c) a copy, notarised as being a true copy of the current Charter, as amended, of ZNG together with a copy, notarised as aforesaid, of the Certificate of Registration (OGRN Certificate) of ZNG; and

     (d) SEG shall have entered into the guarantee and the pledge and security agreement with BP in the form annexed hereto (together the "SECURITY DOCUMENTS" and each a "SECURITY DOCUMENT");

     (e) there shall have been received by BP a copy, duly notarised as being a true copy of a resolution of the board of SEG (in terms satisfactory to BP) authorizing SEG to enter into and perform its obligations under the Security Documents, and authorizing a person to execute the Security Documents;

     (f) BP shall have received written evidence in a form satisfactory to it that any previous Advance or Advances has or have been applied by ZNG strictly in accordance with clause 8;

     (g) if security shall have been requested under clause 7 (Security) above, such security shall have been granted to the satisfaction of BP; and

     (h)  an  Event  of  Default  has  not  occurred  and  is  not  continuing.

10.2 In addition to satisfaction of the conditions contained in clause 10.1, the amount referred to clause 8.1(e) may not be drawn down unless there shall have been received by BP a notarised copy of a letter to ZNG from the relevant licence authority(ies) of the Ministry of Natural Resources of the Russian Federation confirming that the licences detailed in clause 8.1(c) above have been awarded to ZNG in a form acceptable to BP.

11.  EVENTS  OF  DEFAULT

11.1 Each of the events set out in clause 11.2 below is an Event of Default. On or at any time after the occurrence of an Event of Default, BP may by notice to ZNG (i) cancel the Loan (in which case a Drawdown Notice may not be issued) and/or (ii) declare that all or part of the Outstanding Advances, together with accrued interest and all other amounts accrued, be immediately due and payable (whereupon they shall become due and payable within 5 days or, in the case of an Event of Default under clause 11.2(j), they shall become due and payable within three months of such notice) or declare that all or part of the Outstanding Advances be payable on demand (whereupon they shall become payable within 5 days of demand or, in the case of an Event of Default under clause 11.2(j), they shall become payable within three months of demand).

11.2 The  events  referred  to  in  clause  11.1  above  are:

     (a) any liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver, administrator or the like is appointed in respect of ZNG or SEG or any part of their respective assets;

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     (b)  an  order is made or an effective resolution passed for the winding up of  ZNG  or  SEG;

     (c) either ZNG or SEG stops payment of all or any class of its debts or announces an intention to do so, or a moratorium is declared in respect of any of its indebtedness or ceases to carry on its business or substantially the whole of its business or threatens to cease to carry on the same or substantially changes the nature of its business;

     (d) an encumbrancer takes possession or a receiver or administrator (or an equivalent person in any jurisdiction) is appointed in respect of any property of ZNG or SEG;

     (e) ZNG makes default in the payment on the due date of any money which may have become due hereunder;

     (f) any distress, execution, sequestration or other processes are levied or enforced upon or sued out against the property of ZNG or SEG and is not discharged within seven days of being levied;

     (g) either ZNG or SEG becomes insolvent or is unable to pay its debts (in the case of ZNG, within the meaning ascribed to it by the Federal Russian Law on Insolvency (Bankruptcy) or any statutory modification or re-enactment thereof for the time being in force), or either ZNG or SEG certifies that it is unable to pay its debts as and when they fall due;

     (h) ZNG fails to comply with any of the covenants, conditions, undertakings or provisions contained in this Agreement or any agreements or documents supplemental hereto in each case which ZNG has failed to remedy within 7 days of receipt of written notice from BP requiring it to do the same, or if any representation or warranty given herein by ZNG to BP proves to be materially untrue;

     (i) ZNG applies any Advance (or part thereof) other than for the applicable purpose set out in clause 8 or a distribution of any Advance (or part thereof) is made otherwise than in accordance with
          Schedule  2  to  this  Agreement;

     (j) any event or series of events occurs which, in the opinion of BP acting reasonably, might have a material and adverse effect on the financial condition of ZNG or the ability of ZNG to comply with its obligations under this Agreement;

     (k)  if  the  Option  Agreement  terminates  (for  whatever  reason);

     (l) if at any time it is or becomes unlawful for SEG to perform or comply with any or all of its obligations under any Security Document or any obligation under a Security Document ceases to be legal, valid, binding and enforceable or any Security Document or any obligation thereof is required by applicable law or regulation to be waived, amended, modified or abandoned; and

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     (m)  any  Security  Document  does  not  create  the  security  interest it purports  to  create, is not effective or is challenged by SEG or ZNG.

12.  REPRESENTATIONS  AND  WARRANTIES

12.1 As a condition of the Loan being available, ZNG hereby undertakes with and represent and warrants to BP as follows:

     (a) ZNG is a limited liability company duly incorporated and validly existing under the laws of the Russian Federation and has the power and authority to own its properties and assets and to carry on its business as it is now being conducted and to enter into this Agreement and any other documents contemplated hereby and to borrow money and perform its obligations hereunder and has ZNG taken all necessary action to authorise the execution, delivery and performance of this Agreement and each such other document;

     (b) this Agreement and each other document contemplated hereby (including any documents which may be required in connection with any security requested under clause 7 above) constitutes or will, when executed, constitute a legally binding obligation of ZNG and is or will be, when executed, enforceable in accordance with its terms;

     (c) the execution, delivery and performance by ZNG of this Agreement does not and will not exceed any power granted to ZNG by or violate any provision of:

          (i) any law or regulation or any order or decree of any governmental authority, agency or court, to which ZNG is subject; and/or

          (ii) the  Charter  of  ZNG,  as  amended;

     (d)  other than the matters referred to in sub-clauses 8.1(a), (b), (f) and
          (g) in respect of which the Loan shall be applied, ZNG is not in default in respect of any material obligation under any agreement to which it is a party or by which it may be bound and no litigation, arbitration or administrative proceedings are pending or threatened which are material in the context of the Loan and the Advances made or to be made hereunder;

     (e) there is no provision of any instrument or agreement and no other obligation by which ZNG or any of its assets is bound and no judgment, injunction or other order or award of any judicial, administrative, governmental or other authority or of any arbitrator which is contravened by the execution and delivery of this Agreement or which would be contravened by the performance or observance of any of the obligations of ZNG in or pursuant to this Agreement;

     (f) ZNG has not taken any corporate action nor have any other steps been taken or legal proceedings started or (to the best of ZNG's belief) threatened against ZNG for its winding up, dissolution or reorganisation or for the appointment of a receiver, trustee or similar officer of it or of any of its assets or revenues;

     (g) no Events of Default exist or might result from the making of any Advance;

     (h) there does not exist any event or circumstance which has, or could have, a material adverse effect on the business of ZNG or on its ability to perform its obligations under this Agreement;

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     (i)  repayment  of  the  Loan and payment of other amounts due hereunder by
          ZNG to BP will be an unconditional obligation of ZNG which shall rank at least pari passu with all of the other liabilities of ZNG; and

     (j) all information as provided by ZNG to BP in connection with this Agreement is true, complete and accurate in all respects and ZNG has not concealed any facts which, if disclosed, may adversely affect BP's decision regarding the provision of the Loan to ZNG.

12.2 ZNG shall cause all the above representations and warranties to remain valid throughout the term of this Agreement. ZNG shall promptly notify BP of facts which would change any of its representations and warranties or render any of them inaccurate, untrue or misleading.

12.3 The representation and warranties set out above shall survive the execution of this Agreement and the making of Advance hereunder and shall be deemed to be repeated by ZNG on each day so long as any amount is or may be outstanding hereunder with reference to the facts and circumstances then subsisting, as if made at each such time.

13.  NOTIFICATION  OF  EVENTS  OF  DEFAULT

     Immediately upon becoming aware of the same, ZNG undertakes to notify BP by fax (and by notice in writing sent by first class post) of the occurrence of any event or matter which constitutes or might constitute an Event of Default pursuant to clause 11 (Events of Default) and ZNG shall at the same time inform BP of any action taken or proposed to be taken in connection therewith.

14.  COSTS  AND  CHARGES

14.1 ZNG will reimburse BP on repayment of the Loan hereunder for all costs or expenses (including but not limited to legal fees and subject to a maximum of $50,000) incurred by BP in the preparation of this Agreement and the Security Documents.

14.2 ZNG will also reimburse BP on demand for all costs or expenses (including but not limited to legal fees) incurred by BP in the enforcement (or in seeking to enforce) of this Agreement and the Security Documents or in protecting or preserving (or attempting to protect or preserve) any of its rights hereunder.

15.  GROSS  UP

     ZNG shall not withhold Russian profits tax from any amount payable by ZNG under this Agreement provided that BP has, prior to the date of payment of such amount, provided to ZNG a document confirming that BP is a resident of the United Kingdom for the purposes of the income tax treaty between the United Kingdom and the Russian Federation and that is certified by the tax authority of the United Kingdom (the "NON-RESIDENT CERTIFICATE"). BP shall use its reasonable endeavours to obtain the Non Resident Certificate from the tax authority of the United Kingdom following the date hereof and shall as soon as reasonably practicable following receipt thereof from the tax authority in the United Kingdom forward the same to ZNG; PROVIDED THAT if BP should fail to obtain the Non-Resident Certificate for any reason and therefore provide it to ZNG, ZNG shall make such withholding or deduction on account of any taxes it is required to make in respect of any payment made hereunder and the amount payable by ZNG shall be increased to such extent that the net amount received by BP after such withholding or deduction shall equal the gross amount received to be paid under this Agreement. ZNG shall account to the appropriate authority for any taxes withheld or deducted and shall provide BP with such evidence that it has done so if required by BP.

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16.  SET  OFF

     BP may set off any indebtedness of ZNG hereunder against any indebtedness of BP to ZNG. ZNG shall not withhold, set-off, deduct or counterclaim any payments due to BP hereunder against any amounts owed to it by BP.

17.  WAIVER

     No failure to exercise nor any delay in exercising on the part of BP any right or remedy under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise of any right or remedy of BP prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies of BP hereunder are cumulative and are not exhaustive of any rights or remedies provided by law.

18.  NOTICES

     Any notice to be given pursuant to the terms of this Agreement shall be given in writing to the party due to receive such notice at the address stated below or such other address as may have been notified to the other parties in accordance with this clause. Notice shall be delivered personally or sent by first class pre-paid recorded delivery or registered post (air mail if overseas) or by facsimile transmission to the numbers and parties detailed below and shall be deemed to be given in the case of delivery personally on delivery and in the case of posting (in the absence of evidence of earlier receipt) 48 hours after posting (six days if sent by air mail) and in the case of facsimile transmission on completion of the transmission provided that the sender shall have received printed confirmation of transmission.


ZNG                               Attn:                   Fax:
c/o Siberian Energy Group Inc.    David Zaikin            +1 (905) 771-9198
275 Madison Avenue
6th floor
New York, NY 10016
USA


BP                                Attn:                   Fax:
18b Charles Street                Simon Escott            +44 20 7667 6471
London W1J 5DU
United Kingdom


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19.  ASSIGNMENT

     ZNG may not assign or transfer all or any part of its rights or obligations hereunder, save with the prior written consent of BP. BP may at any time assign or otherwise transfer all or any part of its rights and obligations hereunder.

20.  LAW  AND  DISPUTES

     This Agreement shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination, or the legal relationships established by this Agreement, shall be referred to and finally resolved by arbitration under the Rules of the London Court of International Arbitration, which Rules are deemed to be incorporated by reference into this clause. All arbitration proceedings shall be conducted in English before a single arbitrator in London. Judgment on any resulting award may be entered in any court having jurisdiction over the affected party, and may be executed against the assets of the affected party in any jurisdiction. The arbitrator shall have jurisdiction to award, and shall award, the prevailing party its reasonable attorneys fees, costs and expenses.

21.  THIRD  PARTIES

     No term of this Agreement shall be enforceable under the Contracts (Rights of Third Parties) Act 1999 by a third party.

22.  LANGUAGE

     This Agreement will be executed in English and in Russian. In case of any conflict between the English and Russian versions, the terms of the English version should prevail.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

OOO ZAURALNEFTEGAZ

Signed: /s/ Oleg Zhuravlev
        ---------------------
Name (print): Oleg Zhuravlev
              ---------------
Position: President and General Director
          ------------------------------


BALTIC PETROLEUM LIMITED

Signed: /s/ Simon L. Escott
        ---------------------
Name (print): Simon L. Escott
              ---------------
Position: Chief Executive
          -------------------

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